UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

          Date of Report (Date of earliest event reported) February 16, 1999

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

              (State or other     (Commission          (I.R.S. Employer
                jurisdiction      File Number)        Identification No.)
              of incorporation)

                  Delaware         1-14036               43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

           Registrant's telephone number, including area code (816) 435-6568

                                 Not Applicable
          (Former name or former address, if changed since last report.)

                                    FORM 8-K
                                DST SYSTEMS, INC.
ITEM 1  CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5  OTHER EVENTS
See attached as Exhibit A to this Form 8-K an announcement of quarterly financial data for the years ended December 31, 1997 and 1998 and financial results for the month ended January 31, 1999 all reflecting the December 21, 1998 merger of DST Systems, Inc. with USCS International, Inc. which was accounted for as a pooling-of-interests.

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Not applicable.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DST Systems, Inc.


                                         /s/ Kenneth V. Hager
                                         Vice President, Chief Financial Officer
                                         and Treasurer

Date: February 16, 1999